Exhibit 10.2

ASSIGNMENT AND ASSUMPTION

OF PURCHASE AGREEMENT

THIS ASSIGNMENT AND ASSUMPTION OF PURCHASE AND SALE AGREEMENT (this “Assignment”) is entered into as of September 24, 2013 (the “Effective Date”), by and between ALLEN HARRISON DEVELOPMENT, LLC, a Texas limited liability company (“Assignor”) and GGT AHC FAIRFIELD TX, LLC, a Delaware limited liability company (“Assignee”).

RECITALS:

A.         Assignor and CPG HOUSTON HOLDINGS, LLC, a Texas limited partnership (“Seller”) are parties to a certain Purchase and Sale Agreement, dated effective as of March 4, 2013, as amended (“PSA”), concerning the purchase and sale of certain real estate located in Orlando, Orange County, Florida, which is more particularly described in the PSA.

B.         Assignor and Assignee are “Affiliates” (as defined in Section 18.2 of the PSA).

C.         Pursuant to Article XVIII of the PSA, Assignor desires to assign all of its rights, title and interest to the PSA to Assignee pursuant to this Assignment, and Assignee desires to assume all such rights, title and interest.

NOW THEREFORE, in consideration of these premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by each of the parties, the parties agree as follows:

1.         Assignment and Assumption. Assignor shall and hereby does assign, transfer, and convey unto Assignee, all right, title, interest, and obligations of Assignor in, under and to the PSA and Assignee shall and does hereby assume and agree to keep, observe, and perform all of the covenants, conditions, terms, provisions, obligations, and liabilities accruing or arising under the PSA.

2.         General Provisions. This Assignment shall be binding on and inure to the benefit of the parties and their respective successors and assigns. Assignor shall remain liable for all unperformed obligations and unsatisfied liabilities of Assignee under the PSA. This Assignment shall be governed by, subject to and construed in accordance with the laws of the State of Texas.

SIGNATURES APPEAR ON FOLLOWING PAGE.

IN WITNESS WHEREOF, the undersigned have caused this Assignment to be executed and delivered by their duly authorized representatives as of the Effective Date.

ASSIGNOR:	ASSIGNEE:

ALLEN HARRISON DEVELOPMENT, LLC, a Texas limited liability company	GGT AHC FAIRFIELD TX, LLC, a Delaware limited liability company By: AHC FAIRFIELD OPERATOR, LLC, a Texas limited liability company, Operating Member

By: /S/ Paul Forbes Printed: Paul Forbes Title: Managing Member	By: /S/ Paul Forbes Printed: Paul Forbes Title: Manager

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